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Sean Mahoney
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FOR IMMEDIATE RELEASE

DIAMONDROCK HOSPITALITY COMPANY REPORTS FOURTH QUARTER AND FULL YEAR 2016 RESULTS
Rigorous Cost Controls Drive Flat Total Hotel Expenses in 2016
Asset Sales and Financings During 2016 Enhance Liquidity
Provides 2017 Outlook
BETHESDA, Maryland, Wednesday, February 22, 2017 – DiamondRock Hospitality Company (the “Company”) (NYSE: DRH), a lodging-focused real estate investment trust that owns a portfolio of 26 premium hotels in the United States, today announced results of operations for the quarter and year ended December 31, 2016.

2016 Operating Highlights

•	Net Income: Net income was $114.8 million and earnings per diluted share was $0.57.

•	Comparable RevPAR: RevPAR was $179.69, a 0.2% decrease from 2015.

•	Comparable Hotel Adjusted EBITDA Margin: Hotel Adjusted EBITDA margin was 31.81%, an increase of 15 basis points from 2015.

•
Adjusted EBITDA: Adjusted EBITDA was $258.9 million, a decrease of $7.0 million or 2.6% from 2015. The decrease in Adjusted EBITDA is primarily attributable to the disposition of three non-core hotels during 2016.

•	Adjusted FFO: Adjusted FFO was $206.3 million and Adjusted FFO per diluted share was $1.02.

•	Dividends: The Company declared four quarterly dividends totaling $0.50 per share during 2016, returning over $100 million to shareholders.

•	Cash: The Company ended the year with $243.1 million of unrestricted corporate cash.

Fourth Quarter 2016 Highlights

•	Net Income: Net income was $23.9 million and earnings per diluted share was $0.12.

•	Comparable RevPAR: RevPAR was $174.91, a 0.3% decrease from the comparable period of 2015.

•	Comparable Hotel Adjusted EBITDA Margin: Hotel Adjusted EBITDA margin was 31.28%, a decrease of 16 basis points from the comparable period of 2015.

•
Adjusted EBITDA: Adjusted EBITDA was $58.7 million, a decrease of $8.3 million or 12.4% from 2015. Adjusted EBITDA for the comparable period of 2015 included $7.4 million of Adjusted EBITDA from the three non-core hotels that were sold in 2016.

•	Adjusted FFO: Adjusted FFO was $48.4 million and Adjusted FFO per diluted share was $0.24.

•	Share Repurchases: The Company repurchased 635,637 shares at an average price of $8.92 per share during the fourth quarter.

•	Dividends: The Company declared a dividend of $0.125 per share during the fourth quarter, which was paid on January 12, 2017.
Recent Developments

•	Thomas G. Healy joined the Company on January 16, 2017 as Chief Operating Office and Executive Vice President, Asset Management.
Mark W. Brugger, President and Chief Executive Officer of DiamondRock Hospitality Company stated, “In 2016 DiamondRock implemented rigorous cost controls, resulting in zero growth in total hotel expenses, a record for the Company.  This strong asset management led the company to achieve its original EBITDA guidance despite a softer demand environment.  With the recent addition of Tom Healy, a proven industry leader, as Chief Operating Officer we look to build upon this success.”  Mr. Brugger added, “The company also executed on its strategic priority to create $450 million of investment capacity through asset sales and financings in 2016, which positions DiamondRock to be opportunistic headed into 2017.”
Operating Results
Please see “Non-GAAP Financial Measures” attached to this press release for an explanation of the terms “EBITDA,” “Adjusted EBITDA,” “Hotel Adjusted EBITDA Margin,” “FFO” and “Adjusted FFO”and a reconciliation of these measures to net income. Comparable operating results include our 2015 acquisitions for all periods presented and exclude our 2016 dispositions for all periods presented. See “Reconciliation of Comparable Operating Results” attached to this press release for a reconciliation to historical amounts.

For the quarter ended December 31, 2016, the Company reported the following:

	Fourth Quarter
	2016	2015	Change
Comparable Operating Results (1)
ADR	$230.01	$227.67	1.0%
Occupancy	76.0%	77.1%	-1.1 percentage points
RevPAR	$174.91	$175.45	-0.3%
Revenues	$206.6 million	$208.7 million	-1.0%
Hotel Adjusted EBITDA Margin	31.28%	31.44%	-16 basis points

Actual Operating Results
Revenues	$206.6 million	$233.8 million	-11.6%
Net income	$23.9 million	$25.7 million	-$1.8 million
Earnings per diluted share	$0.12	$0.14	-$0.02
Adjusted EBITDA	$58.7 million	$67.0 million	-$8.3 million
Adjusted FFO	$48.4 million	$51.9 million	-$3.5 million
Adjusted FFO per diluted share	$0.24	$0.26	-$0.02
(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

For the year ended December 31, 2016, the Company reported the following:

	Year Ended
	2016	2015	Change
Comparable Operating Results (1)(2)
ADR	$225.43	$224.17	0.6%
Occupancy	79.7%	80.3%	-0.6 percentage points
RevPAR	$179.69	$180.09	-0.2%
Revenues	$851.2 million	$847.7 million	0.4%
Hotel Adjusted EBITDA Margin	31.81%	31.66%	15 basis points

Actual Operating Results
Revenues	$896.6 million	$931.0 million	-3.7%
Net income	$114.8 million	$85.6 million	$29.2 million
Earnings per diluted share	$0.57	$0.43	$0.14
Adjusted EBITDA	$258.9 million	$265.9 million	-$7.0 million
Adjusted FFO	$206.3 million	$203.4 million	$2.9 million
Adjusted FFO per diluted share	$1.02	$1.01	$0.01
(1) The amounts for all periods presented exclude the three hotels sold during 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.
(2) The 2015 amounts include pre-acquisition operating results for the Shorebreak Hotel from January 1, 2015 to February 5, 2015 and Sheraton Suites Key West from January 1, 2015 to June 29, 2015 in order to reflect the period in 2015 comparable to our ownership period in 2016. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

Share Repurchase Program

The Company repurchased 728,237 shares of its common stock at an average price of $8.92 per share for a total purchase price of $6.5 million during 2016. The Company has $143.5 million of remaining authorized capacity under its $150 million share repurchase program. The shares are purchased in the open market or through private transactions from time-to-time, depending upon market conditions, pursuant to a trading plan under Rule 10b5-1 of the Securities Exchange Act of 1934, as amended.

Capital Expenditures

The Company spent approximately $102.9 million on capital improvements at its hotels in 2016, which included the following significant projects:

•
The Gwen, a Luxury Collection Hotel: The Company rebranded the Conrad Chicago to Marriott's Luxury Collection brand in 2015. The renovation work associated with the brand conversion is being completed in two phases. The first phase, consisting of the lobby, rooftop bar and other public spaces, was completed in May 2016. The second phase of the renovation, consisting of the guest rooms, commenced in December 2016 and is expected to be completed during the second quarter of 2017.

•
Chicago Marriott Downtown: The second and largest phase of the multi-year renovation was completed early in the second quarter of 2016. This phase included the upgrade renovation of approximately 460 guest rooms as well as construction of a new, state-of-the-art fitness center.

•	Worthington Renaissance: The Company completed the guest room renovation at the hotel in January 2017.

•	Charleston Renaissance: The Company commenced the guest room renovation at the hotel during the fourth quarter of 2016 and expects to complete the project in the first quarter of 2017.

The Company expects to spend between $110 million and $120 million on capital improvements at its hotels in 2017, which includes carryover from certain projects that commenced in 2016. Significant projects in 2017 include:

•
Chicago Marriott Downtown: The Company has commenced the third phase of the multi-year renovation, which includes the upgrade renovation of approximately 340 guest rooms, and expects to complete this phase during the second quarter of 2017. The Company expects to commence the final phase of the multi-year renovation, which will include renovating the remaining 260 guest rooms, meeting rooms and certain public spaces, during late 2017 with completion in early 2018.

•	The Lodge at Sonoma: The Company commenced the guest room renovation at the hotel in January 2017 and expects to complete the project during the second quarter of 2017.

•	JW Marriott Denver: The Company expects to renovate the guest rooms, corridors, meeting space and lobby during the seasonally slow period beginning in late 2017 through early 2018.

Balance Sheet

As of December 31, 2016, the Company had $243.1 million of unrestricted cash on hand and approximately $920.5 million of total debt, which consisted of property-specific mortgage debt, $100.0 million of borrowings on its term loan and no outstanding borrowings on its $300 million senior unsecured credit facility.

Dividends

The Company’s Board of Directors declared a quarterly dividend of $0.125 per share to stockholders of record as of December 30, 2016. The dividend was paid on January 12, 2017.

Guidance
The Company is providing annual guidance for 2017, but does not undertake to update it for any developments in its business.  Achievement of the anticipated results is subject to the risks disclosed in the Company’s filings with the U.S. Securities and Exchange Commission.  Comparable RevPAR assumes that all of the Company's 26 hotels were owned since January 1, 2016.

The Company expects the full year 2017 results to be as follows:

Metric	Low End	High End

Comparable RevPAR Growth	-1.0 percent	1.0 percent
Adjusted EBITDA	$231 million	$244 million
Adjusted FFO	$186 million	$196 million
Adjusted FFO per share (based on 201.5 million shares)	$0.92 per share	$0.97 per share

The full year guidance range above reflects expected income tax expense of $7 to $11 million, expected interest expense of $37 million to $38 million and expected corporate expenses of $25 million.

The Company expects approximately 17% to 18% of its full year 2017 Adjusted EBITDA to be earned during the first quarter of 2017.

Selected Quarterly Comparable Operating Information

The following table is presented to provide investors with selected quarterly comparable operating information for 2016. The operating information excludes our 2016 dispositions for all periods presented.

	Quarter 1, 2016	Quarter 2, 2016	Quarter 3, 2016	Quarter 4, 2016	Full Year 2016
ADR	$216.03	$231.31	$223.44	$230.01	$225.43
Occupancy	73.2%	85.5%	84.1%	76.0%	79.7%
RevPAR	$158.22	$197.69	$187.91	$174.91	$179.69
Revenues (in thousands)	$192,030	$232,500	$220,087	$206,621	$851,238
Hotel Adjusted EBITDA (in thousands)	$51,969	$83,467	$70,686	$64,636	$270,758
% of full Year	19.2%	30.8%	26.1%	23.9%	100.0%
Hotel Adjusted EBITDA Margin	27.06%	35.90%	32.12%	31.28%	31.81%
Available Rooms	857,311	858,039	867,468	868,480	3,451,298
Earnings Call
The Company will host a conference call to discuss its fourth quarter and full year results on Wednesday, February 22, 2017, at 9:00 a.m. Eastern Time (ET). To participate in the live call, investors are invited to dial 844-287-6622 (for domestic callers) or 530-379-4559 (for international callers). The participant passcode is 53769341. A live webcast of the call will be available via the investor relations section of DiamondRock Hospitality Company’s website at www.drhc.com or www.earnings.com. A replay of the webcast will also be archived on the website for one week.

About the Company
DiamondRock Hospitality Company is a self-advised real estate investment trust (REIT) that is an owner of a leading portfolio of geographically diversified hotels concentrated in top gateway markets and destination resort locations. The Company owns 26 premium quality hotels with over 9,400 rooms. The Company has strategically positioned its hotels to be operated both under leading global brand families such as Hilton and Marriott as well as unique boutique hotels in the lifestyle segment. For further information on the Company and its portfolio, please visit DiamondRock Hospitality Company’s website at www.drhc.com.

This press release contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “believe,” “expect,” “intend,” “project,” “forecast,” “plan” and other similar terms and phrases, including references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: national and local economic and business conditions, including the potential for additional terrorist attacks, that will affect occupancy rates at the Company’s hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of the Company’s indebtedness; relationships with property managers; the ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations which influence or determine wages, prices, construction procedures and costs; and other risk factors contained in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of the date of this release, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED BALANCE SHEETS
(in thousands, except share and per share amounts)

	December 31, 2016	December 31, 2015
ASSETS	(unaudited)
Property and equipment, net	$2,646,676	$2,882,176
Restricted cash	46,069	59,339
Due from hotel managers	77,928	86,698
Favorable lease assets, net	18,013	23,955
Prepaid and other assets (1)	37,682	46,758
Cash and cash equivalents	243,095	213,584
Total assets	$3,069,463	$3,312,510
LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Mortgage debt, net of unamortized debt issuance costs	$821,167	$1,169,749
Term loan, net of unamortized debt issuance costs	99,372	—
Senior unsecured credit facility	—	—
Total debt	920,539	1,169,749

Deferred income related to key money, net	20,067	23,568
Unfavorable contract liabilities, net	72,646	74,657
Deferred ground rent	80,509	70,153
Due to hotel managers	58,294	65,350
Dividends declared and unpaid	25,567	25,599
Accounts payable and accrued expenses (2)	55,054	58,829
Total other liabilities	312,137	318,156
Stockholders’ Equity:
Preferred stock, $0.01 par value; 10,000,000 shares authorized; no shares issued and outstanding	—	—
Common stock, $0.01 par value; 400,000,000 shares authorized; 200,200,902 and 200,741,777 shares issued and outstanding at December 31, 2016 and 2015, respectively	2,002	2,007
Additional paid-in capital	2,055,365	2,056,878
Accumulated deficit	(220,580)	(234,280)
Total stockholders’ equity	1,836,787	1,824,605
Total liabilities and stockholders’ equity	$3,069,463	$3,312,510

(1) Includes $23.1 million and $34.0 million of deferred tax assets, $6.0 million and $7.6 million of prepaid expenses, and $8.6 million and $5.2 million of other assets as of December 31, 2016 and 2015, respectively.

(2) Includes $20.5 million and $21.0 million of deferred tax liabilities, $12.1 million and $13.3 million of accrued property taxes, $10.8 million and $11.6 million of accrued capital expenditures, and $11.7 million and $12.9 million of other accrued liabilities as of December 31, 2016 and 2015, respectively.

DIAMONDROCK HOSPITALITY COMPANY
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenues:	(unaudited)	(unaudited)	(unaudited)
Rooms	$151,910	$168,849	$650,624	$673,578
Food and beverage	42,906	52,511	194,756	208,173
Other	11,805	12,439	51,178	49,239
Total revenues	206,621	233,799	896,558	930,990
Operating Expenses:
Rooms	37,414	40,654	159,151	163,549
Food and beverage	28,198	34,253	125,916	137,297
Management fees	7,107	7,967	30,143	30,633
Other hotel expenses	70,229	80,236	302,805	317,623
Depreciation and amortization	23,713	26,125	97,444	101,143
Hotel acquisition costs	—	4	—	949
Corporate expenses	6,209	6,272	23,629	24,061
Impairment losses	—	—	—	10,461
Total operating expenses, net	172,870	195,511	739,088	785,716
Operating profit	33,751	38,288	157,470	145,274

Interest and other income, net	(311)	(208)	(762)	(688)
Interest expense	9,493	13,721	41,735	52,684
Gain on sales of hotel properties, net	(379)	—	(10,698)	—
Gain on repayments of notes receivable	—	(3,927)	—	(3,927)
Total other expenses, net	8,803	9,586	30,275	48,069
Income before income taxes	24,948	28,702	127,195	97,205
Income tax expense	(1,042)	(2,999)	(12,399)	(11,575)
Net income	$23,906	$25,703	$114,796	$85,630
Earnings per share:
Basic earnings per share	$0.12	$0.14	$0.57	$0.43
Diluted earnings per share	$0.12	$0.14	$0.57	$0.43

Weighted-average number of common shares outstanding:
Basic	200,754,972	200,856,136	201,079,573	200,796,678
Diluted	201,483,397	201,516,336	201,676,258	201,459,934

Non-GAAP Financial Measures

We use the following non-GAAP financial measures that we believe are useful to investors as key measures of our operating performance: EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO, as calculated by us, may not be comparable to other companies that do not define such terms exactly as the Company.

Use and Limitations of Non-GAAP Financial Measures

Our management and Board of Directors use EBITDA, Adjusted EBITDA, Hotel EBITDA, Hotel Adjusted EBITDA, FFO and Adjusted FFO to evaluate the performance of our hotels and to facilitate comparisons between us and other lodging REITs, hotel owners who are not REITs and other capital intensive companies. The use of these non-GAAP financial measures has certain limitations. These non-GAAP financial measures as presented by us, may not be comparable to non-GAAP financial measures as calculated by other real estate companies. These measures do not reflect certain expenses or expenditures that we incurred and will incur, such as depreciation, interest and capital expenditures. We compensate for these limitations by separately considering the impact of these excluded items to the extent they are material to operating decisions or assessments of our operating performance. Our reconciliations to the most comparable GAAP financial measures, and our consolidated statements of operations and cash flows, include interest expense, capital expenditures, and other excluded items, all of which should be considered when evaluating our performance, as well as the usefulness of our non-GAAP financial measures.

These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

EBITDA and FFO

EBITDA represents net income excluding: (1) interest expense; (2) provision for income taxes, including income taxes applicable to sale of assets; and (3) depreciation and amortization. We believe EBITDA is useful to an investor in evaluating our operating performance because it helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure (primarily interest expense) and our asset base (primarily depreciation and amortization) from our operating results. In addition, covenants included in our debt agreements use EBITDA as a measure of financial compliance. We also use EBITDA as one measure in determining the value of hotel acquisitions and dispositions.

The Company computes FFO in accordance with standards established by NAREIT, which defines FFO as net income determined in accordance with GAAP, excluding gains or losses from sales of properties and impairment losses, plus depreciation and amortization. The Company believes that the presentation of FFO provides useful information to investors regarding its operating performance because it is a measure of the Company's operations without regard to specified non-cash items, such as real estate depreciation and amortization and gain or loss on sale of assets. The Company also uses FFO as one measure in assessing its operating results.

Hotel EBITDA

Hotel EBITDA represents net income excluding: (1) interest expense, (2) income taxes, (3) depreciation and amortization, (4) corporate general and administrative expenses (shown as corporate expenses on the consolidated statements of operations), and (5) hotel acquisition costs. We believe that Hotel EBITDA provides our investors a useful financial measure to evaluate our hotel operating performance, excluding the impact of our capital structure (primarily interest), our asset base (primarily depreciation and amortization), and our corporate-level expenses (corporate expenses and hotel acquisition costs). With respect to Hotel EBITDA, we believe that excluding the effect of corporate-level expenses provides a more complete understanding of the operating results over which individual hotels and third-party management companies have direct control. We believe property-level results provide investors with supplemental information on the ongoing operational performance of our hotels and effectiveness of the third-party management companies operating our business on a property-level basis.

Adjustments to EBITDA, FFO and Hotel EBITDA

We adjust EBITDA, FFO and Hotel EBITDA when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance and that the presentation of Adjusted EBITDA, Adjusted FFO and Hotel Adjusted EBIDTA when combined with GAAP net income, EBITDA, FFO and Hotel EBITDA, is beneficial to an investor's complete understanding of our consolidated and property-level operating performance. Hotel Adjusted EBITDA margins are calculated as Hotel Adjusted EBITDA divided by total hotel revenues.

We adjust EBITDA, FFO and Hotel EBITDA for the following items:

•
Non-Cash Ground Rent: We exclude the non-cash expense incurred from the straight line recognition of rent from our ground lease obligations and the non-cash amortization of our favorable lease assets. We exclude these non-cash items because they do not reflect the actual rent amounts due to the respective lessors in the current period and they are of lesser significance in evaluating our actual performance for that period.

•
Non-Cash Amortization of Favorable and Unfavorable Contracts: We exclude the non-cash amortization of favorable and unfavorable contracts recorded in conjunction with certain acquisitions because the non-cash amortization is based on historical cost accounting and is of lesser significance in evaluating our actual performance for that period.

•
Cumulative Effect of a Change in Accounting Principle: Infrequently, the Financial Accounting Standards Board (FASB) promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude the effect of these adjustments, which include the accounting impact from prior periods, because they do not reflect the Company’s actual underlying performance for the current period.

•
Gains or Losses from Early Extinguishment of Debt: We exclude the effect of gains or losses recorded on the early extinguishment of debt because these gains or losses result from transaction activity related to the Company’s capital structure that we believe are not indicative of the ongoing operating performance of the Company or our hotels.

•
Hotel Acquisition Costs: We exclude hotel acquisition costs expensed during the period because we believe these transaction costs are not reflective of the ongoing performance of the Company or our hotels.

•
Severance Costs: We exclude corporate severance costs incurred with the termination of corporate-level employees and severance costs incurred at our hotels related to lease terminations because we believe these costs do not reflect the ongoing performance of the Company or our hotels.

•
Hotel Manager Transition Costs: We exclude the transition costs associated with a change in hotel manager because we believe these costs do not reflect the ongoing performance of the Company or our hotels. During the year ended December 31, 2015, we excluded the transition costs associated with the change of hotel managers in connection with the acquisitions of the Westin Fort Lauderdale and the Shorebreak Hotel.

•
Other Items: From time to time we incur costs or realize gains that we consider outside the ordinary course of business and that we do not believe reflect the ongoing performance of the Company or our hotels. Such items may include, but are not limited to the following: pre-opening costs incurred with newly developed hotels; lease preparation costs incurred to prepare vacant space for marketing; management or franchise contract termination fees; gains or losses from legal settlements; bargain purchase gains incurred upon acquisition of a hotel; and gains from insurance proceeds.

In addition, to derive Adjusted EBITDA we exclude gains or losses on dispositions and impairment losses because we believe that including them in EBITDA does not reflect the ongoing performance of our hotels. Additionally, the gains or losses on dispositions and impairment losses are based on historical cost accounting and represent either accelerated depreciation or excess depreciation in previous periods, and depreciation is excluded from EBITDA.

In addition, to derive Adjusted FFO we exclude any fair value adjustments to debt instruments. We exclude these non-cash amounts because they do not reflect the underlying performance of the Company.

Reconciliations of Non-GAAP Measures

EBITDA and Adjusted EBITDA

The following tables are reconciliations of our GAAP net income to EBITDA and Adjusted EBITDA (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$23,906	$25,703	$114,796	$85,630
Interest expense	9,493	13,721	41,735	52,684
Income tax expense	1,042	2,999	12,399	11,575
Real estate related depreciation and amortization	23,713	26,125	97,444	101,143
EBITDA	58,154	68,548	266,374	251,032
Non-cash ground rent	1,441	1,461	5,671	5,915
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(516)	(1,912)	(1,651)
Impairment losses	—	—	—	10,461
Gain on sale of hotel properties, net	(379)	—	(10,698)	—
Gain on repayments of notes receivable	—	(3,927)	—	(3,927)
Severance costs (1)	—	(100)	(563)	328
Hotel acquisition costs	—	4	—	949
Lease preparation costs (2)	—	1,061	—	1,061
Hotel manager transition costs (3)	—	420	—	1,708
Adjusted EBITDA	$58,738	$66,951	$258,872	$265,876

(1)
During the year ended December 31, 2016, we reversed $0.7 million of previously recognized compensation expense for forfeited equity awards related to the resignation of our former Executive Vice President and Chief Operating Officer. Amounts recognized in 2016 are classified as corporate expenses on the consolidated statements of operations and amounts recognized in 2015 are classified as other hotel expenses on the consolidated statements of operations.

(2)	Represents the costs incurred to remove tenant improvements from a recently vacated retail space at the Lexington Hotel.

(3)	Classified as other hotel expenses on the consolidated statements of operations.

	Full Year 2017 Guidance
	Low End	High End
Net income	$87,800	$98,800
Interest expense	38,000	37,000
Income tax expense	7,000	11,000
Real estate related depreciation and amortization	94,000	93,000
EBITDA	226,800	239,800
Non-cash ground rent	6,100	6,100
Non-cash amortization of favorable and unfavorable contracts, net	(1,900)	(1,900)
Adjusted EBITDA	$231,000	$244,000

Hotel EBITDA and Hotel Adjusted EBITDA
The following table is a reconciliation of our GAAP net income to Hotel EBITDA and Hotel Adjusted EBITDA (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Net income	$23,906	$25,703	$114,796	$85,630
Interest expense	9,493	13,721	41,735	52,684
Income tax expense	1,042	2,999	12,399	11,575
Real estate related depreciation and amortization	23,713	26,125	97,444	101,143
EBITDA	58,154	68,548	266,374	251,032
Corporate expenses	6,209	6,272	23,629	24,061
Interest and other income, net	(311)	(208)	(762)	(688)
Hotel acquisition costs	—	4	—	949
Gain on sale of hotel properties	(379)	—	(10,698)	—
Gain on repayments of notes receivable	—	(3,927)	—	(3,927)
Impairment losses	—	—	—	10,461
Hotel EBITDA	63,673	70,689	278,543	281,888
Non-cash ground rent	1,441	1,461	5,671	5,915
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(516)	(1,912)	(1,651)
Hotel manager transition costs	—	420	—	1,708
Lease preparation costs	—	1,061	—	1,061
Hotel level severance costs	—	(100)	—	328
Hotel Adjusted EBITDA	$64,636	$73,015	$282,302	$289,249

FFO and Adjusted FFO
The following tables are reconciliations of our GAAP net income to FFO and Adjusted FFO (in thousands):

	Three Months Ended December 31,		Year Ended December 31,

	2016	2015	2016	2015
Net income	$23,906	$25,703	$114,796	$85,630
Real estate related depreciation and amortization	23,713	26,125	97,444	101,143
Gain on sales of hotel properties, net of income tax	(232)	—	(9,118)	—
Impairment losses	—	—	—	10,461
FFO	47,387	51,828	203,122	197,234
Non-cash ground rent	1,441	1,461	5,671	5,915
Non-cash amortization of favorable and unfavorable contract liabilities, net	(478)	(516)	(1,912)	(1,651)
Gain on repayments of notes receivable	—	(2,317)	—	(2,317)
Hotel acquisition costs	—	4	—	949
Hotel manager transition costs (1)	—	420	—	1,708
Severance costs (2)	—	(100)	(563)	328
Lease preparation costs (3)	—	1,061	—	1,061
Fair value adjustments to debt instruments	—	10	19	125
Adjusted FFO	$48,350	$51,851	$206,337	$203,352
Adjusted FFO per diluted share	$0.24	$0.26	$1.02	$1.01

(1)	Classified as corporate expenses on the consolidated statements of operations.

(2)
During the year ended December 31, 2016, we reversed $0.7 million of previously recognized compensation expense for forfeited equity awards related to the resignation of our former Executive Vice President and Chief Operating Officer. Amounts recognized in 2016 are classified as corporate expenses on the consolidated statements of operations and amounts recognized in 2015 are classified as other hotel expenses on the consolidated statements of operations.

(3)	Represents the cost incurred to remove tenant improvements from a recently vacated retail space at the Lexington Hotel.

	Full Year 2017 Guidance
	Low End	High End
Net income	$87,800	$98,800
Real estate related depreciation and amortization	94,000	93,000
FFO	181,800	191,800
Non-cash ground rent	6,100	6,100
Non-cash amortization of favorable and unfavorable contract liabilities, net	(1,900)	(1,900)
Adjusted FFO	$186,000	$196,000
Adjusted FFO per diluted share	$0.92	$0.97

Reconciliation of Comparable Operating Results

The following presents the revenues, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin together with comparable prior year results, which excludes the results for our 2016 dispositions and includes the pre-acquisition results for our 2015 acquisitions (in thousands):

	Three Months Ended December 31,		Year Ended December 31,
	2016	2015	2016	2015
Revenues	$206,621	$233,799	$896,558	$930,990
Hotel revenues from prior ownership (1)	—	—	—	11,537
Hotel revenues from sold hotels (2)	—	(25,058)	(45,320)	(94,816)
Comparable Revenues	$206,621	$208,741	$851,238	$847,711

Hotel Adjusted EBITDA	$64,636	$73,015	$282,302	$289,249
Hotel Adjusted EBITDA from prior ownership (1)	—	—	—	4,779
Hotel Adjusted EBITDA from sold hotels (2)	—	(7,391)	(11,544)	(25,681)
Comparable Hotel Adjusted EBITDA	$64,636	$65,624	$270,758	$268,347

Hotel Adjusted EBITDA Margin	31.28%	31.23%	31.49%	31.07%
Comparable Hotel Adjusted EBITDA Margin	31.28%	31.44%	31.81%	31.66%

(1)
Amounts represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Comparable Hotel Operating Expenses
The following tables set forth hotel operating expenses for the three months and years ended December 31, 2016 and 2015 for each of the hotels that we owned as of December 31, 2016. Our GAAP hotel operating expenses for the three months and year ended December 31, 2016 consisted of the line items set forth below (dollars in thousands) under the column titled “As Reported.” The amounts reported in this column include amounts that are not comparable period-over-period. In order to reflect the period in 2015 comparable to our ownership period in 2016, the amounts in the column titled “Adjustments for Acquisitions and Dispositions” represent the pre-acquisition operating results of the Shorebreak Hotel for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015 and exclude the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea for the time periods presented. We provide this important supplemental information to our investors because this information provides a useful means for investors to measure our operating performance on a comparative basis. See the column titled “Comparable."
These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP in this release. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations at our hotels that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure. In particular, we note the pre-acquisition operating results set forth in the column titled “Adjustments for Acquisitions” were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by our independent auditors.

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Three Months Ended December 31,					Three Months Ended December 31,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$37,414	$40,654	(8.0)%	$—	$(3,918)	$37,414	$36,736	1.8%
Food and beverage departmental expenses	28,198	34,253	(17.7)%	—	(4,577)	28,198	29,676	(5.0)%
Other direct departmental	2,173	4,162	(47.8)%	—	(196)	2,173	3,966	(45.2)%
General and administrative	18,422	18,930	(2.7)%	—	(1,940)	18,422	16,990	8.4%
Utilities	5,833	6,207	(6.0)%	—	(586)	5,833	5,621	3.8%
Repairs and maintenance	8,520	9,548	(10.8)%	—	(913)	8,520	8,635	(1.3)%
Sales and marketing	14,575	16,264	(10.4)%	—	(2,093)	14,575	14,171	2.9%
Franchise fees	5,296	6,043	(12.4)%	—	(364)	5,296	5,679	(6.7)%
Base management fees	5,327	5,919	(10.0)%	—	(701)	5,327	5,218	2.1%
Incentive management fees	1,780	2,048	(13.1)%	—	—	1,780	2,048	(13.1)%
Property taxes	11,214	11,653	(3.8)%	—	(501)	11,214	11,152	0.6%
Ground rent	2,513	3,774	(33.4)%	—	(1,475)	2,513	2,299	9.3%
Hotel manager transition costs	—	420	(100.0)%	—	—	—	420	(100.0)%
Lease preparation costs	—	1,061	(100.0)%	—	—	—	1,061	(100.0)%
Other fixed expenses	1,683	2,174	(22.6)%	—	(89)	1,683	2,085	(19.3)%
Total hotel operating expenses	$142,948	$163,110	(12.4)%	$—	$(17,353)	$142,948	$145,757	(1.9)%

	As Reported			Adjustments for Acquisitions/Dispositions		Comparable
	Year Ended December 31,					Year Ended December 31,
	2016	2015	% Change	2016	2015	2016	2015	% Change

Rooms departmental expenses	$159,151	$163,549	(2.7)%	$(7,454)	$(13,577)	$151,697	$149,972	1.2%
Food and beverage departmental expenses	125,916	137,297	(8.3)%	(8,251)	(15,906)	117,665	121,391	(3.1)%
Other direct departmental	11,350	17,108	(33.7)%	(116)	(680)	11,234	16,428	(31.6)%
General and administrative	76,459	73,816	3.6%	(4,200)	(7,074)	72,259	66,742	8.3%
Utilities	25,868	27,096	(4.5)%	(1,276)	(2,191)	24,592	24,905	(1.3)%
Repairs and maintenance	35,589	36,945	(3.7)%	(1,724)	(3,109)	33,865	33,836	0.1%
Sales and marketing	61,955	64,587	(4.1)%	(3,790)	(7,853)	58,165	56,734	2.5%
Franchise fees	21,817	21,960	(0.7)%	(586)	(392)	21,231	21,568	(1.6)%
Base management fees	22,332	23,228	(3.9)%	(1,275)	(2,284)	21,057	20,944	0.5%
Incentive management fees	7,811	7,405	5.5%	—	—	7,811	7,405	5.5%
Property taxes	46,426	46,940	(1.1)%	(1,169)	(1,864)	45,257	45,076	0.4%
Ground rent	12,634	15,137	(16.5)%	(2,902)	(5,888)	9,732	9,249	5.2%
Hotel manager transition costs	—	1,708	(100.0)%	—	—	—	1,708	(100.0)%
Lease preparation costs	—	1,061	(100.0)%	—	—	—	1,061	(100.0)%
Other fixed expenses	10,707	11,265	(5.0)%	(445)	(622)	10,262	10,643	(3.6)%
Total hotel operating expenses	$618,015	$649,102	(4.8)%	$(33,188)	$(61,440)	$584,827	$587,662	(0.5)%

Market Capitalization as of December 31, 2016
(in thousands)
Enterprise Value

Common equity capitalization (at December 31, 2016 closing price of $11.53/share)	$2,319,199
Consolidated debt	920,539
Cash and cash equivalents	(243,095)
Total enterprise value	$2,996,643
Share Reconciliation

Common shares outstanding	200,201
Unvested restricted stock held by management and employees	568
Share grants under deferred compensation plan	376
Combined shares outstanding	201,145

Debt Summary as of December 31, 2016
(dollars in thousands)
Property	Interest Rate	Term	Outstanding Principal	Maturity
Marriott Salt Lake City Downtown	4.25%	Fixed	$58,331	November 2020
Westin Washington D.C. City Center	3.99%	Fixed	66,848	January 2023
The Lodge at Sonoma, a Renaissance Resort & Spa	3.96%	Fixed	28,896	April 2023
Westin San Diego	3.94%	Fixed	66,276	April 2023
Courtyard Manhattan / Midtown East	4.40%	Fixed	85,451	August 2024
Renaissance Worthington	3.66%	Fixed	85,000	May 2025
JW Marriott Denver at Cherry Creek	4.33%	Fixed	64,579	July 2025
Westin Boston Waterfront Hotel	4.36%	Fixed	201,470	November 2025
Lexington Hotel New York	LIBOR + 2.25(1)	Variable	170,368	October 2017 (2)
Debt issuance costs, net			(6,052)
Total mortgage debt, net of unamortized debt issuance costs			$821,167

Senior unsecured term loan	LIBOR + 1.45(3)	Variable	100,000	May 2021
Debt issuance costs, net			(628)
Senior unsecured term loan, net of unamortized debt issuance costs			$99,372

Senior unsecured credit facility	LIBOR + 1.50	Variable	$—	May 2020 (4)

Total debt, net of unamortized debt issuance costs			$920,539

Weighted-average interest rate of fixed rate debt	4.27%
Total weighted-average interest rate	3.76%

(1)	The interest rate as of December 31, 2016 was 2.87%.

(2)
May be extended for two additional one-year terms subject to the satisfaction of certain conditions, including a debt yield based on trailing 12-month hotel cash flows equal to or greater than 13% at the time the first extension option is exercised, and the payment of an extension fee. The debt yield as of December 31, 2016 was approximately 5.6%.

(3)	The interest rate as of December 31, 2016 was 2.09%.

(4)	May be extended for an additional year upon the payment of applicable fees and the satisfaction of certain customary conditions.

Operating Statistics – Fourth Quarter
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	4Q 2016	4Q 2015	B/(W)	4Q 2016	4Q 2015	B/(W)	4Q 2016	4Q 2015	B/(W)	4Q 2016	4Q 2015	B/(W)
Atlanta Alpharetta Marriott	$167.36	$168.92	(0.9)%	67.5%	66.9%	0.6%	$113.03	$113.06	—%	33.80%	32.24%	156 bps
Bethesda Marriott Suites	$170.45	$159.65	6.8%	73.9%	65.4%	8.5%	$126.03	$104.49	20.6%	27.21%	24.23%	298 bps
Boston Westin	$255.94	$249.00	2.8%	66.1%	72.4%	(6.3)%	$169.24	$180.37	(6.2)%	32.78%	33.01%	-23 bps
Hilton Boston Downtown	$271.13	$275.67	(1.6)%	83.7%	80.9%	2.8%	$227.07	$223.14	1.8%	39.05%	38.16%	89 bps
Hilton Burlington	$162.24	$164.97	(1.7)%	77.6%	76.7%	0.9%	$125.84	$126.48	(0.5)%	37.28%	40.65%	-337 bps
Renaissance Charleston	$221.48	$200.84	10.3%	70.6%	81.9%	(11.3)%	$156.35	$164.55	(5.0)%	30.74%	35.73%	-499 bps
Chicago Marriott	$234.22	$226.57	3.4%	71.5%	70.2%	1.3%	$167.42	$159.13	5.2%	27.68%	26.56%	112 bps
Chicago Gwen	$201.82	$210.42	(4.1)%	85.9%	75.1%	10.8%	$173.44	$158.13	9.7%	34.76%	14.81%	1995 bps
Courtyard Denver Downtown	$194.30	$199.38	(2.5)%	70.8%	75.8%	(5.0)%	$137.65	$151.15	(8.9)%	45.35%	48.50%	-315 bps
Courtyard Fifth Avenue	$287.86	$288.74	(0.3)%	93.6%	91.8%	1.8%	$269.41	$264.92	1.7%	28.16%	26.76%	140 bps
Courtyard Midtown East	$298.68	$296.05	0.9%	94.1%	93.3%	0.8%	$281.12	$276.13	1.8%	36.56%	37.54%	-98 bps
Fort Lauderdale Westin	$177.42	$181.10	(2.0)%	76.7%	83.8%	(7.1)%	$136.03	$151.83	(10.4)%	29.67%	34.93%	-526 bps
Frenchman's Reef	$237.83	$226.93	4.8%	76.7%	80.2%	(3.5)%	$182.36	$182.00	0.2%	19.19%	22.01%	-282 bps
JW Marriott Denver Cherry Creek	$253.41	$259.26	(2.3)%	80.3%	82.9%	(2.6)%	$203.42	$214.98	(5.4)%	34.15%	39.16%	-501 bps
Inn at Key West	$194.28	$200.91	(3.3)%	68.5%	71.7%	(3.2)%	$133.00	$144.15	(7.7)%	43.12%	33.23%	989 bps
Sheraton Suites Key West	$245.88	$242.83	1.3%	78.8%	79.9%	(1.1)%	$193.72	$193.91	(0.1)%	47.55%	40.13%	742 bps
Lexington Hotel New York	$277.94	$275.82	0.8%	96.5%	94.5%	2.0%	$268.30	$260.74	2.9%	24.22%	29.16%	-494 bps
Hotel Rex	$206.06	$228.89	(10.0)%	76.5%	76.0%	0.5%	$157.74	$173.92	(9.3)%	31.75%	33.39%	-164 bps
Salt Lake City Marriott	$155.42	$154.13	0.8%	63.3%	63.2%	0.1%	$98.35	$97.41	1.0%	33.14%	26.80%	634 bps
Shorebreak	$201.49	$198.68	1.4%	72.1%	74.0%	(1.9)%	$145.24	$146.95	(1.2)%	27.20%	25.91%	129 bps
The Lodge at Sonoma	$287.57	$290.87	(1.1)%	73.5%	79.3%	(5.8)%	$211.47	$230.59	(8.3)%	27.92%	27.76%	16 bps
Hilton Garden Inn Times Square Central	$293.15	$300.04	(2.3)%	97.9%	97.9%	—%	$287.10	$293.88	(2.3)%	41.51%	49.93%	-842 bps
Vail Marriott	$293.45	$289.38	1.4%	57.6%	49.7%	7.9%	$169.06	$143.88	17.5%	30.64%	23.45%	719 bps
Westin San Diego	$175.77	$179.44	(2.0)%	81.1%	82.7%	(1.6)%	$142.60	$148.38	(3.9)%	35.54%	32.50%	304 bps
Westin Washington D.C. City Center	$213.85	$199.69	7.1%	83.8%	86.4%	(2.6)%	$179.18	$172.62	3.8%	34.76%	35.49%	-73 bps
Renaissance Worthington	$170.49	$181.38	(6.0)%	54.5%	67.5%	(13.0)%	$92.92	$122.49	(24.1)%	27.59%	31.20%	-361 bps
Total	$230.01	$227.67	1.0%	76.0%	77.1%	(1.1)%	$174.91	$175.45	(0.3)%	31.28%	31.23%	5 bps
Comparable Total (1)	$230.01	$227.67	1.0%	76.0%	77.1%	(1.1)%	$174.91	$175.45	(0.3)%	31.28%	31.44%	-16 bps

(1)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Operating Statistics – Year to Date
	ADR			Occupancy			RevPAR			Hotel Adjusted EBITDA Margin
	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)	YTD 2016	YTD 2015	B/(W)
Atlanta Alpharetta Marriott	$172.88	$165.19	4.7%	72.2%	72.9%	(0.7)%	$124.74	$120.41	3.6%	35.38%	35.45%	-7 bps
Bethesda Marriott Suites	$170.47	$166.92	2.1%	72.1%	66.7%	5.4%	$122.85	$111.32	10.4%	27.96%	26.08%	188 bps
Boston Westin	$245.09	$242.09	1.2%	78.0%	78.7%	(0.7)%	$191.11	$190.49	0.3%	31.48%	31.68%	-20 bps
Hilton Boston Downtown	$279.94	$284.07	(1.5)%	86.8%	83.8%	3.0%	$242.86	$238.16	2.0%	40.32%	39.36%	96 bps
Hilton Burlington	$175.99	$171.23	2.8%	80.4%	78.2%	2.2%	$141.54	$133.87	5.7%	40.51%	40.72%	-21 bps
Renaissance Charleston	$222.73	$214.33	3.9%	85.8%	88.4%	(2.6)%	$191.08	$189.51	0.8%	37.80%	36.18%	162 bps
Hilton Garden Inn Chelsea (1)	$201.66	$206.70	(2.4)%	98.1%	92.4%	5.7%	$197.74	$191.04	3.5%	25.85%	33.97%	-812 bps
Chicago Marriott	$223.39	$220.81	1.2%	70.0%	74.2%	(4.2)%	$156.26	$163.89	(4.7)%	26.29%	24.44%	185 bps
Chicago Gwen	$206.84	$218.19	(5.2)%	79.2%	74.7%	4.5%	$163.71	$162.98	0.4%	31.08%	23.60%	748 bps
Courtyard Denver Downtown	$201.53	$203.39	(0.9)%	79.9%	79.5%	0.4%	$161.01	$161.75	(0.5)%	48.54%	47.95%	59 bps
Courtyard Fifth Avenue	$260.10	$268.65	(3.2)%	89.5%	89.5%	—%	$232.86	$240.46	(3.2)%	20.76%	22.72%	-196 bps
Courtyard Midtown East	$263.37	$269.83	(2.4)%	92.5%	90.6%	1.9%	$243.49	$244.38	(0.4)%	30.70%	31.94%	-124 bps
Fort Lauderdale Westin	$192.44	$181.87	5.8%	88.2%	85.7%	2.5%	$169.72	$155.93	8.8%	37.79%	33.38%	441 bps
Frenchman's Reef	$252.96	$248.64	1.7%	84.0%	84.2%	(0.2)%	$212.59	$209.47	1.5%	24.81%	24.19%	62 bps
JW Marriott Denver Cherry Creek	$265.96	$268.64	(1.0)%	81.5%	81.4%	0.1%	$216.66	$218.61	(0.9)%	35.70%	35.09%	61 bps
Inn at Key West	$205.26	$220.78	(7.0)%	82.4%	84.3%	(1.9)%	$169.10	$186.22	(9.2)%	46.09%	48.53%	-244 bps
Sheraton Suites Key West (2)	$256.93	$254.59	0.9%	85.8%	88.3%	(2.5)%	$220.55	$224.72	(1.9)%	45.05%	37.91%	714 bps
Lexington Hotel New York	$243.23	$248.16	(2.0)%	91.9%	93.3%	(1.4)%	$223.48	$231.62	(3.5)%	17.60%	27.19%	-959 bps
Hilton Minneapolis (3)	$149.38	$141.74	5.4%	69.8%	75.2%	(5.4)%	$104.32	$106.58	(2.1)%	19.49%	24.72%	-523 bps
Orlando Airport Marriott (4)	$129.43	$128.65	0.6%	86.8%	84.6%	2.2%	$112.29	$108.79	3.2%	35.80%	28.30%	750 bps
Hotel Rex	$230.96	$236.40	(2.3)%	82.1%	82.8%	(0.7)%	$189.59	$195.84	(3.2)%	35.68%	36.05%	-37 bps
Salt Lake City Marriott	$159.85	$157.23	1.7%	69.1%	71.1%	(2.0)%	$110.39	$111.82	(1.3)%	35.69%	32.71%	298 bps
Shorebreak (5)	$225.01	$224.73	0.1%	79.0%	79.5%	(0.5)%	$177.80	$178.67	(0.5)%	32.62%	33.73%	-111 bps
The Lodge at Sonoma	$293.15	$279.80	4.8%	79.4%	82.7%	(3.3)%	$232.88	$231.39	0.6%	30.24%	28.82%	142 bps
Hilton Garden Inn Times Square Central	$249.60	$256.98	(2.9)%	96.8%	97.2%	(0.4)%	$241.63	$249.88	(3.3)%	33.24%	44.55%	-1131 bps
Vail Marriott	$276.25	$266.93	3.5%	69.4%	66.2%	3.2%	$191.73	$176.71	8.5%	35.77%	33.73%	204 bps
Westin San Diego	$186.43	$185.87	0.3%	85.1%	85.2%	(0.1)%	$158.58	$158.36	0.1%	37.23%	33.72%	351 bps
Westin Washington D.C. City Center	$220.48	$211.55	4.2%	85.4%	83.7%	1.7%	$188.25	$177.09	6.3%	37.70%	35.77%	193 bps
Renaissance Worthington	$178.05	$181.30	(1.8)%	61.7%	69.6%	(7.9)%	$109.89	$126.22	(12.9)%	31.63%	34.42%	-279 bps
Total	$220.33	$218.82	0.7%	79.6%	80.3%	(0.7)%	$175.43	$175.76	(0.2)%	31.49%	31.07%	42 bps
Comparable Total (6)	$225.43	$224.17	0.6%	79.7%	80.3%	(0.6)%	$179.69	$180.09	(0.2)%	31.81%	31.66%	15 bps

(1)	The hotel was sold on July 7, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(2)	The hotel was acquired on June 30, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(3)	The hotel was sold on June 30, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(4)	The hotel was sold on June 8, 2016. The 2015 operating results reflect the period in 2015 comparable to our ownership period in 2016.

(5)	The hotel was acquired on February 6, 2015. The 2015 amounts include pre-acquisition operating results in order to reflect the period in 2015 comparable to our ownership period in 2016.

(6)	Excludes the three hotels sold in 2016: Orlando Airport Marriott, Hilton Minneapolis and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Fourth Quarter 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$4,665	$1,206	$371	$—	$—	$1,577
Bethesda Marriott Suites	$4,252	$(704)	$353	$—	$1,508	$1,157
Boston Westin	$21,076	$2,488	$2,192	$2,289	$(60)	$6,909
Hilton Boston Downtown	$9,112	$2,327	$1,231	$—	$—	$3,558
Hilton Burlington	$4,219	$1,064	$509	$—	$—	$1,573
Renaissance Charleston	$2,762	$637	$244	$—	$(32)	$849
Chicago Marriott	$27,689	$4,701	$3,387	$(26)	$(397)	$7,665
Chicago Gwen	$6,416	$1,501	$729	$—	$—	$2,230
Courtyard Denver Downtown	$2,428	$821	$280	$—	$—	$1,101
Courtyard Fifth Avenue	$4,762	$829	$460	$—	$52	$1,341
Courtyard Midtown East	$8,611	$1,461	$673	$1,014	$—	$3,148
Fort Lauderdale Westin	$9,266	$1,560	$1,189	$—	$—	$2,749
Frenchman's Reef	$14,155	$1,022	$1,694	$—	$—	$2,716
JW Marriott Denver Cherry Creek	$5,976	$809	$508	$724	$—	$2,041
Inn at Key West	$1,642	$520	$188	$—	$—	$708
Sheraton Suites Key West	$4,023	$1,397	$516	$—	$—	$1,913
Lexington Hotel New York	$18,639	$(312)	$3,429	$1,388	$9	$4,514
Hotel Rex	$1,600	$365	$143	$—	$—	$508
Salt Lake City Marriott	$6,738	$1,056	$520	$657	$—	$2,233
Shorebreak	$3,051	$459	$386	$—	$(15)	$830
The Lodge at Sonoma	$5,742	$953	$351	$299	$—	$1,603
Hilton Garden Inn Times Square Central	$7,596	$2,362	$791	$—	$—	$3,153
Vail Marriott	$7,438	$1,802	$477	$—	$—	$2,279
Westin San Diego	$8,221	$1,213	$1,032	$677	$—	$2,922
Westin Washington D.C. City Center	$8,473	$933	$1,290	$722	$—	$2,945
Renaissance Worthington	$8,069	$639	$769	$816	$2	$2,226
Total	$206,621	$31,109	$23,712	$8,560	$963	$64,636

(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

Hotel Adjusted EBITDA Reconciliation
	Fourth Quarter 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$4,745	$1,166	$364	$—	$—	$1,530
Bethesda Marriott Suites	$3,656	$(1,014)	$359	$—	$1,541	$886
Boston Westin	$23,399	$3,866	$2,193	$1,664	$2	$7,725
Hilton Boston Downtown	$8,865	$2,168	$1,191	$—	$24	$3,383
Hilton Burlington	$4,315	$1,275	$463	$—	$16	$1,754
Renaissance Charleston	$2,891	$806	$259	$—	$(32)	$1,033
Hilton Garden Inn Chelsea	$3,964	$1,257	$362	$—	$—	$1,619
Chicago Marriott	$25,623	$1,142	$2,950	$3,110	$(397)	$6,805
Chicago Gwen	$6,232	$(838)	$1,455	$—	$306	$923
Courtyard Denver Downtown	$2,658	$1,004	$285	$—	$—	$1,289
Courtyard Fifth Avenue	$4,541	$(124)	$447	$831	$61	$1,215
Courtyard Midtown East	$8,293	$1,423	$671	$1,019	$—	$3,113
Fort Lauderdale Westin	$10,739	$2,488	$1,175	$—	$88	$3,751
Frenchman's Reef	$14,454	$1,516	$1,666	$—	$—	$3,182
JW Marriott Denver Cherry Creek	$6,397	$1,256	$522	$727	$—	$2,505
Inn at Key West	$1,652	$372	$177	$—	$—	$549
Sheraton Suites Key West	$4,007	$1,081	$512	$—	$15	$1,608
Lexington Hotel New York	$18,094	$(292)	$3,349	$1,251	$969	$5,277
Minneapolis Hilton	$14,676	$1,599	$1,468	$1,290	$(202)	$4,155
Orlando Airport Marriott	$6,418	$949	$572	$96	$—	$1,617
Hotel Rex	$1,707	$428	$142	$—	$—	$570
Salt Lake City Marriott	$6,563	$360	$725	$674	$—	$1,759
Shorebreak	$3,103	$443	$376	$—	$(15)	$804
The Lodge at Sonoma	$6,697	$1,172	$382	$305	$—	$1,859
Hilton Garden Inn Times Square Central	$7,743	$3,089	$777	$—	$—	$3,866
Vail Marriott	$6,725	$1,100	$477	$—	$—	$1,577
Westin San Diego	$8,125	$895	$1,025	$690	$31	$2,641
Westin Washington D.C. City Center	$8,036	$881	$1,218	$741	$12	$2,852
Renaissance Worthington	$9,481	$1,565	$564	$827	$2	$2,958
Total	$233,799	$31,033	$26,126	$13,225	$2,421	$73,015
Less: Sold Hotels (2)	$(25,058)	$(3,805)	$(2,402)	$(1,386)	$202	$(7,391)
Comparable Total	$208,741	$27,228	$23,724	$11,839	$2,623	$65,624

(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and hotel manger transition costs.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2016
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$20,171	$5,681	$1,456	$—	$—	$7,137
Bethesda Marriott Suites	$16,383	$(2,944)	$1,420	$—	$6,105	$4,581
Boston Westin	$94,096	$11,917	$8,787	$9,162	$(241)	$29,625
Hilton Boston Downtown	$38,694	$10,733	$4,862	$—	$8	$15,603
Hilton Burlington	$17,607	$5,163	$1,970	$—	$—	$7,133
Renaissance Charleston	$13,229	$4,122	$1,004	$—	$(126)	$5,000
Hilton Garden Inn Chelsea	$6,413	$1,057	$601	$—	$—	$1,658
Chicago Marriott	$102,041	$14,774	$13,253	$384	$(1,589)	$26,822
Chicago Gwen	$24,232	$4,717	$2,815	$—	$—	$7,532
Courtyard Denver Downtown	$11,166	$4,277	$1,143	$—	$—	$5,420
Courtyard Fifth Avenue	$16,407	$170	$1,817	$1,212	$207	$3,406
Courtyard Midtown East	$29,621	$2,364	$2,683	$4,048	$—	$9,095
Fort Lauderdale Westin	$46,088	$12,709	$4,709	$—	$—	$17,418
Frenchman's Reef	$66,948	$10,083	$6,528	$—	$—	$16,611
JW Marriott Denver Cherry Creek	$24,911	$3,950	$2,054	$2,890	$—	$8,894
Inn at Key West	$8,193	$3,040	$736	$—	$—	$3,776
Sheraton Suites Key West	$18,320	$6,194	$2,060	$—	$—	$8,254
Lexington Hotel New York	$62,072	$(8,146)	$13,614	$5,424	$32	$10,924
Minneapolis Hilton	$24,790	$(13)	$2,917	$2,514	$(586)	$4,832
Orlando Airport Marriott	$14,117	$4,481	$573	$—	$—	$5,054
Hotel Rex	$7,458	$2,090	$571	$—	$—	$2,661
Salt Lake City Marriott	$29,104	$5,642	$2,103	$2,641	$—	$10,386
Shorebreak	$14,129	$3,151	$1,516	$—	$(58)	$4,609
The Lodge at Sonoma	$25,404	$5,022	$1,462	$1,198	$—	$7,682
Hilton Garden Inn Times Square Central	$25,406	$5,272	$3,173	$—	$—	$8,445
Vail Marriott	$35,472	$10,778	$1,910	$—	$—	$12,688
Westin San Diego	$35,166	$6,266	$4,115	$2,711	$—	$13,092
Westin Washington D.C. City Center	$34,738	$5,202	$4,994	$2,901	$—	$13,097
Renaissance Worthington	$34,182	$4,959	$2,598	$3,248	$8	$10,813
Total	$896,558	$142,711	$97,444	$38,333	$3,760	$282,302
Less: Sold Hotels(2)	$(45,320)	$(5,525)	$(4,091)	$(2,514)	$586	$(11,544)
Comparable Total	$851,238	$137,186	$93,353	$35,819	$4,346	$270,758

(1)	Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations and the non-cash amortization favorable and unfavorable contract liabilities.

(2)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.

Hotel Adjusted EBITDA Reconciliation
	Year to Date 2015
			Plus:	Plus:	Plus:	Equals:
	Total Revenues	Net Income / (Loss)	Depreciation	Interest Expense	Adjustments (1)	Hotel Adjusted EBITDA
Atlanta Alpharetta Marriott	$19,690	$5,458	$1,523	$—	$—	$6,981
Bethesda Marriott Suites	$15,116	$(3,699)	$1,476	$—	$6,165	$3,942
Boston Westin	$94,402	$19,365	$8,866	$1,664	$9	$29,904
Hilton Boston Downtown	$36,376	$9,536	$4,643	$—	$137	$14,316
Hilton Burlington	$16,708	$4,888	$1,832	$—	$84	$6,804
Renaissance Charleston	$13,169	$3,501	$1,390	$—	$(126)	$4,765
Hilton Garden Inn Chelsea	$13,895	$3,272	$1,448	$—	$—	$4,720
Chicago Marriott	$103,292	$4,495	$9,802	$12,536	$(1,589)	$25,244
Chicago Gwen	$25,660	$1,254	$3,793	$—	$1,008	$6,055
Courtyard Denver Downtown	$11,212	$4,240	$1,136	$—	$—	$5,376
Courtyard Fifth Avenue	$16,376	$(1,846)	$1,794	$3,314	$458	$3,720
Courtyard Midtown East	$29,289	$2,589	$2,722	$4,043	$—	$9,354
Fort Lauderdale Westin	$44,058	$9,905	$4,563	$—	$239	$14,707
Frenchman's Reef	$64,383	$7,979	$6,433	$1,164	$—	$15,576
JW Marriott Denver Cherry Creek	$25,304	$4,213	$2,099	$2,568	$—	$8,880
Inn at Key West	$8,373	$3,364	$699	$—	$—	$4,063
Sheraton Suites Key West (2)	$7,757	$1,902	$1,024	$—	$15	$2,941
Lexington Hotel New York	$64,836	$(2,143)	$13,376	$5,196	$1,203	$17,632
Minneapolis Hilton	$54,275	$1,418	$7,645	$5,164	$(808)	$13,419
Orlando Airport Marriott	$26,646	$2,757	$2,285	$2,500	$—	$7,542
Hotel Rex	$7,531	$2,148	$567	$—	$—	$2,715
Salt Lake City Marriott	$28,894	$3,764	$2,987	$2,699	$—	$9,450
Shorebreak (2)	$13,028	$2,686	$1,349	$—	$359	$4,394
The Lodge at Sonoma	$26,546	$4,926	$1,506	$1,218	$—	$7,650
Hilton Garden Inn Times Square Central	$26,171	$8,639	$3,109	$—	$(90)	$11,658
Vail Marriott	$32,787	$9,121	$1,939	$—	$—	$11,060
Westin San Diego	$34,295	$4,562	$4,078	$2,756	$168	$11,564
Westin Washington D.C. City Center	$32,248	$3,592	$4,754	$2,970	$219	$11,535
Renaissance Worthington	$38,673	$7,864	$2,303	$3,137	$8	$13,312
Total	$930,990	$129,750	$101,141	$50,929	$7,459	$289,249
Add: Prior Ownership Results(2)	$11,537	$3,760	$1,026	$—	$(7)	$4,779
Less: Sold Hotels(3)	$(94,816)	$(7,447)	$(11,378)	$(7,664)	$808	$(25,681)
Comparable Total	$847,711	$126,063	$90,789	$43,265	$8,260	$268,347

(1)
Includes non-cash expenses incurred by the hotels due to the straight lining of the rent from ground lease obligations, the non-cash amortization favorable and unfavorable contract liabilities and manager transition costs.

(2)
Amounts represent the pre-acquisition operating results of Shorebreak for the period from January 1, 2015 to February 5, 2015 and the Sheraton Suites Key West for the period from January 1, 2015 to June 29, 2015. The pre-acquisition operating results were obtained from the respective sellers of the hotels during the acquisition due diligence process. We have made no adjustments to the amounts provided to us by the respective sellers. The pre-acquisition operating results were not audited or reviewed by the Company's independent auditors.

(3)	Amounts represent the operating results of the Orlando Airport Marriott, Minneapolis Hilton and Hilton Garden Inn Chelsea.